UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

Form 10‑K/A (Amendment No. 1)
(Mark one)
☒	Annual Report Under Section 13 or 15(d) of the Securities Exchange Act of 1934

For the fiscal year ended December 31, 2014

☐	Transition Report Under Section 13 or 15(d) of the Securities Exchange Act of 1934

For the transition period from _________ to __________

Commission file number 0‑53915

Sable Natural Resources Corporation
(Exact name of registrant as specified in its charter)

Delaware	84-1080045
(State of incorporation)	(I.R.S. Employer Identification No.)

12222 Merit Drive, Suite 1850, Dallas, Texas 75251
(Address of principal executive offices)
(972) 770-4700
(Issuer’s telephone number)

Securities registered under Section 12(b) of the Exchange Act - None Securities registered pursuant to Section 12(g) of the Act - Common Stock ‑ $0.001 par value

Indicate by check mark if the registrant is a well‑known seasoned issuer, as defined in Rule 405 of the Securities Act. Yes ☐ No ☒

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or 15(d) of the Exchange Act. Yes ☐ No ☒

Indicate by check mark whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.  Yes ☒     No ☐

Indicate by check mark whether the registrant has submitted electronically on its corporate Website, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S‑T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). Yes ☒     No ☐

Indicate by check mark if disclosure of delinquent filers in response to Item 405 of Regulation S‑K (§ 229.405 of this chapter) is not contained herein, and will not be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10‑K or any amendment to this Form 10‑K.   ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non‑accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b‑2 of the Exchange Act.

Large accelerated filer ☐ Accelerated filer ☐ Non‑accelerated filer ☐ Smaller reporting company ☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b‑2 of the Exchange Act). Yes ☐ No ☒

The aggregate market value of voting and non‑voting common equity held by non‑affiliates as of June 30, 2014 was approximately $1,877,926.
As of April 30, 2015, there were 35,157,501 shares of common stock outstanding.

Sable Natural Resources, Inc.
Form 10‑K/A for the year ended December 31, 2014
Index to Contents
Page Number

References in this Amendment to Annual Report on Form 10-K/A to “we,” “our,” “us,” or the “Company” refer to Sable Natural Resources, Inc. and its subsidiaries, unless the context requires otherwise.

PART III
EXPLANATORY NOTE

Sable Natural Resources, Inc. (the “Company”) is filing this Amendment No. 1 on Form 10-K/A (the “Amendment”) to the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 (which was filed with the Securities Exchange Commission (the “Commission”) on April 1, 2014) in order to add Part III, which includes the following items:

Item 10.	Directors, Executive Officers and Corporate Governance
Item 11.	Executive Compensation
Item 12.	Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters
Item 13.	Certain Relationships and Related Transactions, and Director Independence
Item 14.	Principal Accounting Fees and Services

As a result of this Amendment, the certifications pursuant to Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002, filed and furnished, respectively, as exhibits to the original filing, have been re-executed and re-filed as of the date of this Amendment.  Except as described above, this Amendment does not modify or update the Company’s previously reported financial statements and other disclosures in, or exhibits to, the original filing and all other portions of the Company’s original Form 10-K remain in effect.

Item 10 - Directors, Executive Officers and Corporate Governance
Executive Officers
Our named executive officers include:

Name	Age	Position
Michael K. Galvis	58	Chief Executive Officer, Director and Chairman of Board
Cory Hall	40	President and Chief Operating Officer, Director

Michael K. Galvis has been the Chief Executive Officer and a director of the Company since October 31, 2008. He was also the president of the Company from October 2008 to June 2014. He has also been the President and Chief Executive Officer and a director of Sable Operating Company, Inc., a wholly-owned subsidiary of the Company, since October 31, 2008.  From March 2006 through October 2008, he was President, Treasurer and Secretary of NYTEX Petroleum, LLC, the predecessor to Sable Operating Company, Inc. From 1994 through February 2006 he was a Consultant for PetroQuest Exploration, Inc., a privately held Texas corporation engaged in the acquisition and development of oil and natural gas reserves in the U.S. He has been in the oil and gas industry since 1983 with extensive experience in the drilling, operating and participating in onshore and offshore oil and natural gas wells in Texas, Louisiana, Arkansas, Oklahoma, Colorado, Mississippi, Illinois, North Dakota, and New Mexico. During that period his experience included generating and funding drilling prospects and evaluating and acquiring drill-ready prospects, producing oil and natural gas properties, oil field service companies and facilities, as well as managing and providing consulting services regarding such assets.
Cory Hall was appointed as the Company’s President and Chief Operating Officer in June 2014. From June 2013 after the sale of his company, CJ Energy, LLC, Mr. Hall has been involved in a variety of pursuits, including serving as Executive Vice President and General Manager of Trinity Environmental SWD, LLC. Previously, Mr. Hall was Founder, Chief Executive Officer and Director of CJ Energy, LLC from its formation in 2005. CJ was a leading liquid oilfield waste management provider serving the Permian Basin in West Texas owning salt water disposal wells.  Mr. Hall was also a director of CJES (CJ Energy Services), which owned 75 trucks including hot oilers, vacuum trucks and pump trucks. From 2001 through 2005, Mr. Hall was co-founder and partner in AmericaWest Energy Group, LLC, which was involved in the acquisition of royalty and non-op working interests, along with development of acreage for exploration and production throughout the Permian Basin. Mr. Hall began his career in the Permian Basin in September 2000 working for Packard Energy Group as an acquisition manager. He was a member of the University of Texas baseball team from 1993-1994. Following a short stint in professional baseball he went back to school and graduated from Texas Tech University with a BBA.
Board of Directors

The Board of Directors of the Company (the “Board”) currently has four members, each serving until the expiration of his term and until such director’s successor has been elected or qualified or until such director’s resignation or removal. There are no family relationships between any of our directors and executive officers.

The members of our Board of Directors are:

Name	Age	Position
Michael K. Galvis	58	Chief Executive Officer, Director and Chairman of the Board
Jonathan Rich	46	Director
Cory Hall	40	President, Chief Operating Officer and Director
See “Executive Officers” for biographical information about Mr. Galvis and Mr. Hall.

Jonathan Rich has served as director since November 2010.  Mr. Rich was appointed as director per the terms of the Series A Preferred Stock of the Company.   Mr. Rich has been the Executive Vice President and Head of Investment Banking of National Securities Corporation, a full-service investment banking firm, since July 2008.  Mr. Rich had been the Executive Vice President and Director of Investment Banking of vFinance Investments, Inc. since July 2005, and assumed his current position with National Securities when vFinance was acquired by National Securities in July 2008.  Mr. Rich had previously served as Senior Vice President and Managing Director of Corporate Finance at First Colonial Financial Group since January 2001.  First Colonial Financial was, in turn, acquired by vFinance in July 2005.  Mr. Rich graduated from Tulane University with an interdisciplinary major in economics, political science, history and philosophy and received a joint J.D. / M.B.A. degree from Fordham University with a concentration in corporate finance.
William G. Brehmer was a director of the Company during 2014. He resigned as a director effective April 29, 2015.
Director Compensation
In March 2013, each director was granted 5,000 shares of restricted stock and 12,000 non-qualified stock options for their services as a member of our board of directors. The Company does not pay its directors any cash-based compensation for their services to the Company. Both the restricted stock and non-qualified stock options vest over a three year service period. There were no restricted stock, stock options or other compensation paid or granted to the board members for the year ended December 31, 2014.
As of December 31, 2014, the aggregate outstanding number of restricted stock awards held by our directors, or former directors, is as follows: Mr. Brehmer, 3,334 shares, which includes 1,667 shares granted to Mr. Brehmer as an employee of the Company; and, Mr. Rich, 1,667 shares.
As of December 31, 2014, the aggregate outstanding number of non-qualified option awards held by our directors is as follows: Mr. Brehmer, 48,000 shares, which includes 36,000 shares granted to Mr. Brehmer as an employee of the Company; and, Mr. Rich, 12,000 shares.
Code of Ethics
The Company’s Code of Business Conduct and Ethics can be found on the Company’s website located at snrcorp.com. Any stockholder may request a printed copy of the Code of Ethics by submitting a written request to the Company’s Corporate Secretary. If the Company amends the Code of Ethics or grants a waiver, including an implicit waiver, from the Code of Ethics, the Company will disclose the information on its website. The waiver information will remain on the website for at least 12 months after the initial disclosure of such waiver.
Corporate Governance
Board Meetings and Committees; Annual Meeting Attendance
During 2014, the Company’s Board held four regular and special meetings.  None of the members of our Board of Directors attended less than 75 percent of the total number of meetings of the Board of Directors held during 2014.
Audit Committee
At present, we do not have a separately standing audit committee and our entire board of directors acts as our audit committee.  None of the members of our board of directors meet the definition of “audit committee financial expert” as defined in Item 407(d) of Regulation S-K promulgated under the Act.
Nominating and Corporate Governance Committee
The Company does not have a standing Nominating and Corporate Governance Committee.  Given the small size of the Company’s Board of Directors, it is the Company’s view that it is appropriate for the entire Board to serve the functions which would otherwise be served by a Nominating and Corporate Governance Committee.  The Board does not currently have in place specific procedures by which security holders may recommend nominees to the Board of Directors.
Compliance with Section 16(a) of the Exchange Act
Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers to file reports of ownership and changes in ownership of our equity securities with the SEC.  To our knowledge, based solely on information furnished to us by such persons, all of our directors and executive officers complied with their filing requirements in 2014, with the exception of a Form 3 filing for Mr. Hall's acquisition of shares.

Involvement on Certain Material Legal Proceedings During the Past Five (5) Years
(1)    No director, officer, significant employee or consultant has been convicted in a criminal proceeding, exclusive of traffic violations or is subject to any pending criminal proceeding.
(2)    No bankruptcy petitions have been filed by or against any business or property of any director, officer, significant employee or consultant of the Company nor has any bankruptcy petition been filed against a partnership or business association where these persons were general partners or executive officers.
(3)    No director, officer, significant employee or consultant has been permanently or temporarily enjoined, barred, suspended or otherwise limited from involvement in any type of business, securities or banking activities.
(4)    No director, officer or significant employee has been convicted of violating a federal or state securities or commodities law.

Item 11 - Executive Compensation
Summary Compensation Table
The following table summarizes the compensation of the named executive officers of the Company and its subsidiaries for the years ended December 31, 2014 and 2013

Name and Principal Position	Year	Salary	Bonus (1)	Restricted Stock Awards (2)(3)	All Other Compensation (4)	Total
Michael K. Galvis, CEO	12/31/2014	335,850	—	—	9,900	345,750
	12/31/2013	290,000	56,470	2,100	9,342	357,912

Cory R. Hall, President and COO (5)	12/31/2014	190,606	—	—	—	190,606
	12/31/2013	—	—	—	—	—

Bryan A. Sinclair, VP & CFO (6)	12/31/2014	68,125	—	—	—	68,125
	12/31/2013	175,000	27,310	19,500	—	221,810

________________________________________________________

(1)	All bonuses are discretionary based on each individual executive’s performance as determined by the Company.

(2)
Restricted stock awards granted to Mr. Galvis in 2013 are valued at a weighted average of $0.42 per share of common stock and represent the aggregate value of Mr. Galvis stock awards vested in 2013. Restricted stock awards granted to Mr. Sinclair in 2013 are valued at a weighted average of $0.42 per share of common stock.

(3)
Amounts shown in the these columns reflect the aggregate fair value of each award as of the grant date of such award computed in accordance with Financial Accounting Standards Board ("FASB") ASC Topic 718 and do not reflect whether the recipient has actually realized a financial benefit from the awards. The fair value of options awards was estimated using the Black-Scholes-Merton option pricing model in accordance with FASB ASC Topic 718. Pursuant to SEC rules, amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions, if any. For information on the valuation assumptions used for the calculation of these awards, see Note 10, Stock Based Compensation, in the Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2014.

(4)	Mr. Galvis’ employment agreement contemplates a car allowance which equals in the aggregate approximately $825 per month.

(5)	Mr. Hall joined the company as President and COO on June 30, 2014.

(6)	Mr. Sinclair resigned from the Company on April 30, 2014.
On June 20, 2014, the Company entered into employment agreements with each of Mr. Galvis and Mr. Hall. Each of these employment agreements provides for a base salary of $375,000, subject to annual review and potential increase by the Board of Directors. Each employment agreement also provides that each executive will be eligible to participate in a cash bonus program, with performance goals established by the Board of Directors, with a target bonus of at least 25% of the executive’s base salary.

The employment agreements also afford each executive certain other benefits, such as an automobile allowance, participation in the Company’s 2013 Equity Incentive Plan and participation in other employee benefit plans and programs made available to the Company’s full-time employees. The employment agreements provide for employment “at will”, but in the event the executive is involuntarily terminated by reason other than misconduct (as defined in the employment agreement), the executive will, subject to certain conditions, be entitled to severance payments and benefits including salary continuation equal to four weeks of the then-current salary for each year of continuous employment, for a total period not to exceed seventy-eight weeks, and certain COBRA payments if the executive elects COBRA continuation coverage. In the event the executive’s employment is terminated within twenty-four months following a change of control, the executive will generally, subject to certain conditions, be entitled to receive his base salary for twelve months as well as a pro-rata amount of the any bonus for the fiscal year in which termination occurs (to the extent applicable performance goals upon which such bonus may be conditioned have been achieved and certain COBRA payments. Each executive agreed to certain restrictive covenants in their respective employment agreements.
Effective April 11, 2015 Mr. Galvis and Mr. Hall agreed to reduce their base salaries to $26,000 annually. All other provisions of the employment agreements remain in effect.
Outstanding Equity Awards at Fiscal Year-End Table
The following table provides information about unexercised options and restricted stock that has not vested for each of the named executive officers as of December 31, 2014.

			Option Awards				Restricted Stock Awards
Name	Option / Stock Award Grant Date		Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested (1)	Number of Unearned Shares, Units or Other Rights That Have Not Vested	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Michael K. Galvis	3/22/2013	(2)	20,000	40,000	$0.42	3/22/2023
CEO	3/22/2013	(3)					5,000	$1,150	—	—

________________________________________________________

(1)	Market value of restricted stock that has not vested is computed by multiplying the number of shares or units that have not vested by $0.23, the closing market price of our stock on December 31, 2014.

(2)	Shares subject to this option vest and become exercisable as to 1/3 of the shares on March 22, 2014, and vest as to 1/3 of the shares each anniversary thereafter.

(3)	Shares subject to this award vested as to 1/3 of the shares on the grant date, March 22, 2013, and vest as to 1/3 of the shares each anniversary thereafter.

Item 12 - Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table lists stock ownership of the Company’s common stock as of April 30, 2015.  The information includes beneficial ownership by (i) holders of more than 5% of common stock, (ii) each of the directors who beneficially own shares of common stock and executive officers and (iii) all directors and executive officers as a group. Each person or entity named in the table has sole voting and investment power with respect to all shares of common stock beneficially owned.

Title of class	Name and address of beneficial owner	Amount and nature of beneficial ownership		Percent of class
Beneficial Owners of More than 5% of Company’s Equity
Common Stock	Diana Istre Francis 416 North Avenue K Crowley, LA 70526	2,058,125		5.9%

Common Stock	Buccel, LLC 9 Hidden Hollow Terrace Holmdel, NJ 07733	1,976,179		5.7%

Executive Officers and Directors of the Company
Common Stock	Michael K. Galvis CEO of Sable 12222 Merit Drive Suite 1850 Dallas, TX 75251	8,078,902	(1)	23.2%

Common Stock	Cory Hall President and COO of Sable (4) 12222 Merit Drive Suite 1850 Dallas, TX 75251	8,013,902		23.0%

Common Stock	Jonathan Rich Director of Sable 10 Park Avenue, 13th Floor New York, NY 10022	25,473	(2)	<0.1

	All officers and directors as a group (3 persons)	16,118,277		46.3%

________________________________________________________

(1)	Includes 5,000 shares of restricted stock subject to vesting and stock options to acquire 60,000 shares, of which 40,000 shares are exercisable.

(2)	Includes 1,666 shares of restricted stock subject to vesting and stock options to acquire 12,000 shares, of which 8,000 shares are exercisable.

Changes in Control

There are no arrangements, known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

Item 13 ‑ Certain Relationships and Related Transactions, and Director Independence
Director Independence
The standards relied upon by the Company in determining whether a director is “independent” are those of the NASDAQ.  NASDAQ Rules define an “Independent Director” as a person other than an Executive Officer or employee of the Company or any other individual having a relationship which, in the opinion of the Company’s Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Examples of persons who would not be considered independent include:  (a) a director who is an employee, or whose immediate family member (defined as a spouse, parent, child, sibling, father- and mother-in-law, son- and daughter-in-law and anyone, other than a domestic employee, sharing the director’s home) is an executive officer of the Company, would not be independent for a period of three years after termination of such relationship; (b) a director who receives, or whose immediate family member receives, compensation of more than $120,000 during any period of twelve consecutive months from the Company, except for certain permitted payments, would not be independent for a period of three years after ceasing to receive such amount; (c) a director who is or who has an immediate family member who is, a current partner of the Company’s outside auditor or who was, or who has an immediate family member who was, a partner or employee of the Company’s outside auditor who worked on the Company’s audit at any time during any of the past three years would not be independent until a period of three years after the termination of such relationship; (d) a director who is, or whose immediate family member is, employed as an executive officer of another company where any of the Company’s present executive officers serve on the other company’s compensation committee would not be independent for a period of three years after the end of such relationship; and (e) a director who is, or who has an immediate family member who is, a partner in, or a controlling shareholder or an executive officer of any organization that makes payments to, or receives payments from, the Company for property or services in an amount that, in any single fiscal year, exceeds the greater of $200,000, or 5% of such other company’s consolidated gross revenues, would not be independent until a period of three years after falling below such threshold.

In applying the above-referenced standards, our Board has determined that only Mr. Jonathan Rich is independent.

Item 14 ‑ Principal Accountant Fees and Services
Independent Registered Public Accounting Firm
Whitley Penn LLP has served as our independent registered public accounting firm since October 2009.  Our management believes that it is knowledgeable about our operations and accounting practices and well qualified to act as our independent registered public accounting firm.
Audit and Other Fees
The following table presents fees for professional services rendered by our independent registered public accounting firm, Whitley Penn LLP, for the audit of our annual financial statements for the years ended December 31, 2014 and 2013:

	2014	2013
Audit fees(1)	119,063	90,450
Audit-related fees
Tax fees(2)	18,011	42,600
All other fees
Total Fees	137,074	133,050
________________________________________________________

(1)
Audit fees consisted of professional services performed in connection with the audit of our annual financial statements and  review of financial statements included in our quarterly reports on Form 10-Q and other related regulatory filings.

(2)	Tax fees consist principally of assistance with matters related to tax compliance, tax planning, and tax advice.

Exhibits

3.1	Certificate of Incorporation of the Registrant, as amended (filed as Exhibit 3.1 to the Registrant’s Form 10-12G/A filed August 12, 2010 and incorporated herein by reference)

3.2	Bylaws of Registrant, as amended (filed as Exhibit 3.2 to the Registrant’s Form 10-12G/A filed August 12, 2010 and incorporated herein by reference)

4.1
Amended and Restated Certificate of Designation in respect of Senior Series A Redeemable Preferred Stock (filed as Exhibit 10.9 to the Registrant’s Form 8-K filed November 30, 2010 and incorporated herein by reference)

4.2
Amended and Restated Certificate of Designation in respect of Senior Series B Redeemable Preferred Stock (filed as Exhibit 10.10 to the Registrant’s Form 8-K filed November 30, 2010 and incorporated herein by reference)

4.3
Amended and Restated Certificate of Designation in respect of Series A Convertible Preferred Stock (filed as Exhibit 4.3 to the Registrant’s Form 10-Q filed November 6, 2012 and incorporated herein by reference)

4.4
Amended and Restated Certificate of Designation in respect of Senior Series A Redeemable Preferred Stock (filed as Exhibit 10.9 to the Registrant’s Form 8-K filed November 30, 2010 and incorporated herein by reference)

4.5
Amended and Restated Certificate of Designation in respect of Senior Series B Redeemable Preferred Stock (filed as Exhibit 10.10 to the Registrant’s Form 8-K filed November 30, 2010 and incorporated herein by reference)

4.6	NYTEX Energy Holdings, Inc. 2013 Equity Incentive Plan (filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on January 28, 2013 and incorporated herein by reference)

4.7
NYTEX Energy Holdings, Inc. Amendment No. 1 to 2013 Equity Incentive Plan (filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with on February 7, 2013 and incorporated herein by reference)

10.1	Employment Agreement - Galvis (filed as Exhibit 10.1 to the Registrant's Form 10-K filed August 14, 2014 and incorporated herein by reference.

10.2	Employment Agreement - Hall (filed as Exhibit 10.2 to the Registrant's Form 10-K filed August 14, 2014 and incorporated herein by reference.

10.3	NYTEX Energy Holdings, Inc. 2014 12% Convertible Debenture (filed as Exhibit 10.3 to the Registrant's Form 10-K filed August 14, 2014 and incorporated herein by reference.

10.4	NYTEX Energy Holdings, Inc. 2014 Debenture Warrant (filed as Exhibit 10.4 to the Registrant's Form 10-K filed August 14, 2014 and incorporated herein by reference.

10.5	Securities Purchase Agreement - Hall (filed as Exhibit 10.5 to the Registrant's Form 10-K filed August 14, 2014 and incorporated herein by reference.

10.6	Form of Loan Agreement - 13% Secured Note (filed as Exhibit 10.1 to the Registrant's Form 8-K filed October 20, 2014 and incorporated herein by reference)

21	List of Subsidiaries of Registrant (filed as Exhibit 21 to the Registrant's Form 10-K filed March 31, 2015 and incorporated herein by reference)

23.1	Consent of Whitley Penn LLP (filed as Exhibit 23.1 to the Registrant's Form 10-K filed March 31, 2015 and incorporated herein by reference)

31.1*	Certification of Chief Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

32.1*	Certifications of Chief Executive Officer pursuant to 18 U.S.C. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002***
*                 Filed herewith

SIGNATURES
Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned, thereunto duly authorized.
Sable Natural Resources, Inc.

Dated: May 15 , 2015 By: /s/ Michael K. Galvis
Michael K. Galvis
Chief Executive Officer and Principal Accounting Officer